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                                                                   EXHIBIT 23.19



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


As independent certified public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated September 5, 1997 on the financial statements of Courtesy Auto Group included in Republic Industries, Inc.'s Form 8-K dated September 15, 1997 and to all references to our Firm included in this registration statement.

/s/ BOWDEN & WOOD

BOWDEN & WOOD


Louisville, Kentucky,
  January 16, 1998.